Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen New York Select Quality
Municipal Fund, Inc.

811-6295

A special meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009, and was subsequently adjourned to June 17, 2009 and additionally adjourned to July 24, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.

Voting results for the elimination of and approval of new Fundamental Investment Policies are as follows:

Common and MuniPreferred share
s voting together as a class

MuniPreferred shares voting
together as a class

To approve the elimination of the
fundamental policy relating to
commodities.


   For
                  11,783,831
                        3,706
   Against
                    1,402,294
                           639
   Abstain
                       514,095
                             20
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the new fundamental
 policy relating to commodities.


   For
                  11,802,904
                        3,708
   Against
                    1,392,540
                           639
   Abstain
                       504,776
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the elimination of the
 fundamental policies relating to
 short sales.


   For
                  11,889,335
                        3,708
   Against
                    1,333,237
                           639
   Abstain
                       477,648
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the elimination of the
 Fund s fundamental policy
relating to derivatives.


   For
                  11,849,191
                        3,710
   Against
                    1,369,408
                           637
   Abstain
                       481,621
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924
To approve the elimination of the
 fundamental policies prohibitin
 investment in other investment
companies.


   For
                  11,993,378
                        3,709
   Against
                    1,203,054
                           638
   Abstain
                       503,788
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the elimination of the
 Fund s fundamental policy
relating to investment in
municipal bonds rated within the
 four highest grades.



   For
                  11,900,335
                        3,713
   Against
                    1,310,347
                           634
   Abstain
                       489,538
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the elimination of the
 Fund s fundamental policy
relating to tax-exempt securities
 covered by insurance or backed
by an escrow or trust.



   For
                  11,987,991
                        3,713
   Against
                    1,196,300
                           634
   Abstain
                       515,929
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924



To approve the new fundamental
policy relating to tax-exempt
securities.



   For
                  11,999,224
                        3,713
   Against
                    1,132,755
                           634
   Abstain
                       568,241
                             18
   Broker Non-Votes
                    3,423,705
                           559
      Total
                  17,123,925
                        4,924





Proxy materials are herein incorporated by reference to the SEC filing on April 2, 2009, under Conformed Submission Type DEF 14A, accession number 0000950137-09-002529.